EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT

I, John R. Howe, Executive Vice President, Chief Financial Officer of The Cato Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1.    the Annual Report on Form 10-K of the Company for the annual period ended January 29, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2011

/s/ John R. Howe
John R. Howe
Executive Vice President
Chief Financial Officer

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